             As filed with the Securities and Exchange Commission
                               on July 24, 1998
                                              Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                        PERITUS SOFTWARE SERVICES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                 MASSACHUSETTS
        (State or Other Jurisdiction of Incorporation or Organization)

                                  04-3126919
                     (I.R.S. Employer Identification No.)

 2 FEDERAL STREET, BILLERICA, MASSACHUSETTS                01821-3540
  (Address of Principal Executive Offices)                 (Zip Code)

                           1997 STOCK INCENTIVE PLAN
                           (Full Title of the Plan)

                                ALLEN K. DEARY
                        PERITUS SOFTWARE SERVICES, INC.
                               2 FEDERAL STREET
                     BILLERICA, MASSACHUSETTS  01821-3540
                    (Name and Address of Agent for Service)

                                (978) 670-0800
         (Telephone Number, Including Area Code, of Agent For Service)


================================================================================

                        CALCULATION OF REGISTRATION FEE

================================================================================

    TITLE OF        AMOUNT       PROPOSED      PROPOSED       AMOUNT OF
   SECURITIES        TO BE       MAXIMUM       MAXIMUM      REGISTRATION
     TO BE        REGISTERED     OFFERING     AGGREGATE         FEE
   REGISTERED                   PRICE PER      OFFERING
                                  SHARE         PRICE
--------------------------------------------------------------------------------
Common Stock,
$.01 par value    2,000,000     $6.125(1)   $12,250,000(1)     $3,613.75
=========================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on July 22, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.
================================================================================

                    STATEMENT OF INCORPORATION BY REFERENCE
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) Items 3, 4, 5, 6, 7 and 9 of PART II of the Registration Statement on Form S-8, File No. 333-38659, filed by the Registrant on October 24, 1997 relating to the Registrant's 1997 Stock Incentive Plan.


PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits
          --------

          The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Billerica, Commonwealth of Massachusetts, on this 22 day of July, 1998.


                                    PERITUS SOFTWARE SERVICES, INC.



                                    By:  /s/ Allen K. Deary
                                         ---------------------------------------
                                         Allen K. Deary
                                         Vice President, Finance and
                                         Chief Financial Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Peritus Software Services, Inc., hereby severally constitute Dominic K. Chan, Douglas A. Catalano, Allen K. Deary and Peter B. Tarr, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Peritus Software Services, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                       Title             Date
           ---------                       -----             ----

/s/ Dominic K. Chan               Chairman of the Board      July 22, 1998
--------------------------------  of Directors and Chief
Dominic K. Chan                   Technology Officer




/s/ Douglas A. Catalano           President, Chief           July 22, 1998
--------------------------------  Executive Officer and
Douglas A. Catalano               Director (Principal
                                  Executive Officer)


/s/ Allen K. Deary                Vice President,            July 22, 1998
--------------------------------  Finance,
 Allen K. Deary                   Chief Financial Officer
                                  and Director (Principal
                                  Financial Officer)


/s/ John E. MacPhee               Director of Finance and    July 22, 1998
--------------------------------  Treasurer (Principal
John E. MacPhee                   Accounting Officer)


                                  Director                   July __, 1998
--------------------------------
Arthur Carr


/s/ W. Michael Humphreys          Director                   July 22, 1998
--------------------------------
W. Michael Humphreys

                                  Director                   July __, 1998
--------------------------------
Axel Leblois

/s/ Henry F. McCance              Director                   July 22, 1998
--------------------------------
Henry F. McCance

/s/ Roland Pampel                 Director                   July 22, 1998
--------------------------------
 Roland Pampel


/s/ William W. Verity             Director                   July 22, 1998
--------------------------------
 William W. Verity

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                          Description
--------  -------------------------------------------------------

4/(1)/ Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant

5         Opinion of Hale and Dorr LLP

10        1997 Stock Incentive Plan, as amended

23.1      Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2      Consent of Pricewaterhouse Coopers LLP

23.3      Consent of Ernst & Young LLP

24 Power of Attorney (included on the signature page of this Registration Statement)




-------------------

    /1/ Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-27087).